UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 27, 2021

                            FOURTH WAVE ENERGY, INC.
                  --------------------------------------------
                   (Exact name of Registrant as specified in its charter)

              Nevada               333-227286              467-4046237
          --------------          ------------            -------------
(State or other jurisdiction  (Commission File No.)       (IRS Employer
    of incorporation)                                  Identification No.)

                        75 E. Santa Clara St., 6th Floor
                               San Jose, CA 95113
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (408) 213-8874

            Former name or former address if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

     Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

Securities registered pursuant to Section 12(b) of the Act:

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       Title of each          Trading          Name of each exchange on which
           class             Symbol(s)                   registered
--------------------------------------------------------------------------------
         None                  N/A                          N/A
--------------------------------------------------------------------------------


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ITEM 8.01 Other Events

     On March 16, 2020 Pierre Corp. acquired all of the outstanding shares of Fourth Wave Energy, Inc. for 6,200,000 restricted shares of Pierre Corp's common stock.

     Fourth Wave has designed an energy system which is based on combining solar power and other energy efficient technologies into one fully integrated system. The Fourth Wave energy system is designed to significantly reduce energy consumption and associated carbon emissions in residences and commercial buildings.

     The Fourth Wave energy system is:

     o powered by solar photovoltaics and is managed with direct current advanced energy management controls

     o    uses:

          o  advanced battery storage systems;

          o  efficient HVAC via ground-source energy;

          o  LED lighting; and

          o  solar energy for hot water heating.

     o can be customized for new building construction and to retrofit existing structures.

     In connection with this acquisition Pierre Corp. entered into consulting agreements with certain founders of Fourth Wave. The consulting agreements required Pierre Corp. to collectively pay $385,000 in consulting fees during the terms of the consulting agreements, all but one of which expire between May 31 and June 30, 2020. One consulting agreement is for a twelve month period and expires in the spring of 2021.

     On  May  7,  2020  Pierre  Corp.  signed  an  Option  Agreement  with  GEOS
Neighborhood, LLC to acquire approximately 8 acres of undeveloped land in Arvada, Colorado. If the option was exercised Pierre Corp. planned to build energy efficient homes/townhomes on the undeveloped land. Pierre Corp. did not exercise the option and the option expired on June 18, 2020.

     After the option with GEOS Neighborhood's expired, Pierre Corp. decided to proceed with the development of a clean energy system known as the GeoSolar Plus System ("GPS").

     The GSP system is designed to significantly reduce energy consumption and associated greenhouse gas emissions in residences and commercial buildings, while improving indoor air quality. By improving the building envelope, reducing energy loads, and generating on-site renewable solar energy. The system offers a highly-efficiency whole-home energy upgrade.

     The GSP system includes:

     o    home energy audit and environmental analysis;

     o improved building envelope, including upgrades to insulation, sealing, and air tightness;

     o    on-site photovoltaic power generation;

     o efficient heat pump heating, ventilation, and air conditioning (HVAC) technology;

     o    LED lighting;

     o    heat pumps for domestic hot water heating;


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     o    energy recovery ventilation systems;

     o    advanced air filtration and distribution; and

     o    220v electric vehicle charger

     Optional equipment and services includes:

     o    Battery storage system

     o    Hot tub and pool heaters

     o    Xeriscape and landscape design

     o    ground source geothermal technology for heating and cooling;

     o air source heating and cooling depending on home conditions and requirements;

     Pierre Corp. planned to use a sales force that would market the GSP system directly to homeowners and planned to use independent subcontractors to replace a home's existing heating and air conditioning system with the GSP system.

     As of December 31, 2020 no GSP Systems had been sold.

Name Change

     On March 20, 2020, shareholders owning a majority of Pierre Corp's outstanding shares of common stock amended Pierre Corp.'s Articles of Incorporation to change the name of Pierre Corp. to Fourth Wave Energy, Inc. ("FWAV").

DeSol Power Tile

     On August 18, 2020 FWAV entered into a non-binding Letter of Intent to acquire DeSol Power Tile, LLC for $900,000 in cash and shares of FWAV's common stock having a value of $100,000.

     DeSol Power Tile is based in Atlanta, Georgia and has developed solar panels which act as the actual roof of a building.

     For more information concerning DeSol Power Tile visit its website at https://www.desolpowertiles.com/.

     The acquisition of DeSol Power Tile is subject to a number of conditions, including the execution of a definitive agreement between the parties.

Spin-Off

     FWAV plans to concentrate on the sale of solar panel roofs and no longer plans to pursue the GSP System. As a result FWAV plans to transfer all of the rights to the GSP system to GeoSolar Technologies, Inc. ("GST"), a newly formed Colorado corporation, in exchange for shares of GST's common stock. FWAV plans to distribute ("Spin-Off") these shares to its shareholders on the basis of one share of GST's common stock for each four shares held by a FWAV shareholder.

     GST also assumed all liabilities (approximately $385,000) associated with the consulting agreements previously signed by FWAV.

     The Spin-Off is subject to the effectiveness of a registration statement that GST will file with the Securities and Exchange Commission. The date for determining which shareholders of FWAV will receive shares of GST in the Spin-Off (the "Record Date") will be determined shortly before the effective date of GST's registration statement. This report is not an offer of any securities of GST and GST is not soliciting offers to acquire the securities of GST.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2021

                                      FOURTH WAVE ENERGY, INC.

                                      By:  /s/ J. Jacob Isaacs
                                           -------------------------------
                                          J. Jacob Isaacs, Chief Executive
                                           Officer